UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2021 (July 28, 2021)

VALUE EXCHANGE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

Unit 602, Block B, 6 Floor,
Shatin Industrial Centre, 5-7 Yuen Shun Circuit,
Shatin, N.T., Hong Kong
(Address of principal executive offices) (Zip Code)

(852) 2950 4288
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Exchange on which registered
NONE	----	----

Item 8.01 Other Matters.

Value Exchange International, Inc., a Nevada corporation, (“Company”) issued a press release announcing that that the payment date for its previously declared a one-time cash dividend of $0.005 per share for shares of Common Stock, $0.00001 par value, held as of the record date of April 16, 2021, is expected to be July 30, 2021. Company has processed the corporate action notice with Financial Industry Regulatory Authority or “FINRA.” A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information contained in this Item 8.01 and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this Current Report on Form 8-K and the Exhibit 99.1 hereto may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. There can be no assurance that future dividends will be declared. The declaration of future dividends is subject to approval of the Board of Directors and compliance with state and other legal requirements for declaring and paying a dividend. Declaration of future dividends is also subject to various risks and uncertainties, including: the Company's cash flow and cash needs; compliance with applicable laws and regulations; restrictions on the payment of dividends under existing or future financing arrangements; changes in tax laws relating to corporate dividends; any deterioration in the Company's financial condition or results; and those risks, uncertainties, and other factors identified from time to time in the Company's filings with the Securities and Exchange Commission. Payment of a one-time cash dividend is not indicative of future financial results.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

EXHIBIT NO.	EXHIBIT DESCRIPTION

99.1	Press Release, dated July 28, 2021, by Value Exchange International, Inc., Regarding payment date of cash dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUE EXCHANGE INTERNATIONAL, INC.

By: /s/ Tan Seng Wee Kenneth
Name: Tan Seng Wee Kenneth
Title: Chief Executive Officer Date: July 28, 2021

EXHIBIT NO.	EXHIBIT DESCRIPTION

99.1	Press Release, dated July 28, 2021, by Value Exchange International, Inc., Regarding payment date of cash dividend